Balance Sheets (Parenthetical) (Quarterly Report, USD $)	Sep. 30, 2013	Dec. 31, 2012
Quarterly Report
Preferred Stock Shares Authorized	10,000,000	10,000,000
Preferred Stock Par Value	$ 0.001	$ 0.001
Preferred Stock Issued	3,489,647	2,989,647
Preferred Stock Outstanding	3,489,647	2,989,647
Common Stock Shares Authorized	950,000,000	950,000,000
Common Stock Par Value	$ 0.001	$ 0.001
Common Stock Issued	207,821,178	170,421,178
Common Stock Outstanding	207,821,178	170,421,178